CATALYST FUNDS

SUPPLEMENT DATED JULY 28, 2008

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 21, 2008

The Catalyst Rising Dividend Income Fund is currently not available for purchase and the fund will not accept any purchases of fund shares until further notice. All references to the Catalyst Rising Dividend Income Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference